UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2018

Bellerophon Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On April 23, 2018, Bellerophon Pulse Technologies LLC (“Pulse Technologies”), a subsidiary of Bellerophon Therapeutics, Inc. (together with Pulse Technologies, the “Company”), entered into a Third Amendment (the “Supply Amendment”) to the Drug Clinical Supply Agreement, dated as of February 9, 2014, as subsequently amended, by and between Pulse Technologies and INO Therapeutics LLC (“INO Therapeutics”), a subsidiary of Ikaria, Inc. (together with INO Therapeutics, “Ikaria”), (the “Supply Agreement”) and a Fourth Amendment (the “Cross-License Amendment”) to the Exclusive Cross-License, Technology Transfer, and Regulatory Matters Agreement (the “Cross-License”), dated as of February 9, 2014, as subsequently amended, by and between Pulse Technologies and INO Therapeutics. The parties entered into the Supply Agreement and the Cross-License in connection with the Company’s spin-out from Ikaria, its former parent company.

The amendments expand the scope of the license agreement, from idiopathic pulmonary fibrosis, to a broader category of pulmonary fibrosis diseases, which include idiopathic pulmonary fibrosis as well as other fibrotic and interstitial lung diseases.

The Supply Amendment amends the Supply Agreement to remove previous references to pulmonary hypertension associated with idiopathic pulmonary fibrosis (“IPF”) and to instead include reference to the Company’s engagement in the business of developing, manufacturing and commercializing products for pulmonary hypertension in patients with pulmonary fibrosis associated with idiopathic interstitial pneumonia, chronic hypersensitivity pneumonitis or occupational or environmental lung disease (“PF”). The Cross-License Amendment amends the Cross-License by (i) removing previous references to IPF and replacing them with references to PF and (ii) including a provision pursuant to which the Company agrees to pay to Ikaria one percent (1%) of PF net sales, to be paid within 45 days after the end of each calendar quarter.

The foregoing descriptions of the Supply Amendment and the Cross-License Amendment do not purport to be complete and are qualified in their entirety by reference to each of the Supply Amendment and the Cross-License Amendment, respectively, attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Third Amendment to Drug Clinical Supply Agreement, dated April 23, 2018, by and between Bellerophon Pulse Technologies LLC and INO Therapeutics LLC.
10.2	Fourth Amendment to Exclusive Cross-License, Technology Transfer and Regulatory Matters Agreement, dated April 23, 2018, by and between Bellerophon Pulse Technologies LLC and INO Therapeutics LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: April 26, 2018	By:	/s/ Fabian Tenenbaum
Name: Fabian Tenenbaum Title: Chief Executive Officer